U. S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                          AMENDMENT NO. 1 TO FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
        Date of Report (date of earliest event reported): July 24, 2001




                                Softstone, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            ------------------------
                            (State of Incorporation)


                                    0-25611
                            ------------------------
                            (Commission File Number)

                                   73-1564807
                           --------------------------
                           (IRS Employer I.D. Number)

                               5 Interstate Court
                                Ardmore, OK 73401
                                 (580) 233-3888
            -------------------------------------------------------
            (Address and telephone number of registrant's principal
               executive offices and principal place of business)


                           Kilkenny Acquisition Corp.
                2600 Michelson Drive, Suite 490, Irvine, CA 92612
                            Telephone: 949-475-9600
             ------------------------------------------------------
             (Former name or address, if changed since last report)

Item  1.  Changes  in  Control  of  Registrant.
-----------------------------------------------

     (a) Pursuant to a Stock Purchase Agreement (the "Purchase Agreement) dated July 24, 2001 between Kilkenny Acquisition Corp., a Delaware corporation ("Kilkenny"); its shareholders; and Softstone, Inc., a Delaware corporation ("Softstone"), Softstone purchased one hundred percent (500,000 shares) of the outstanding shares of common stock of Kilkenny in exchange for 1,078,387 shares of common stock of Softstone in a transaction in which Softstone became the parent corporation of Kilkenny.

     The Purchase Agreement was adopted by the unanimous consent of the Board of Directors of Kilkenny and of Softstone on July 24, 2001. No approval of the shareholders of Softstone or Kilkenny is required under applicable state corporation law, although each shareholder of Kilkenny executed the Purchase Agreement and sold his Kilkenny stock to Softstone.

     Prior to the reorganization, Kilkenny had 500,000 shares of common stock outstanding. All 500,000 shares were exchanged for 1,078,387 shares of common stock of Softstone. By virtue of the exchange, Softstone acquired 100 percent of the issued and outstanding shares of common stock of Kilkenny.

     Prior to the reorganization, Softstone had 4,590,646 shares of common stock issued and outstanding. Softstone now has 5,669,033 shares of common stock outstanding.

     The officers and directors of Softstone continue as officers of Softstone subsequent to the Purchase Agreement and assumed the same positions as officers and directors of Kilkenny. The by-laws of Softstone will continue without change.

     A  copy  of  the  Purchase  Agreement  is  attached  hereto  as an exhibit.

     (b) There are no arrangements between or among any of the officers, directors, shareholders or affiliates of either Kilkenny or Softstone that may result in a future change in control of Softstone. There are no voting trusts, pooling arrangements or similar agreements in place between or among any such persons, nor do they anticipate the implementation of such an arrangement in the near future.

Item  2.  Acquisition  or  Disposition  of  Assets.
---------------------------------------------------

     (a) Item 1 above describes a transaction whereby Softstone purchased all the capital stock of Kilkenny from Kilkenny's shareholders and made Kilkenny a wholly-owned subsidiary of Softstone. The transaction was negotiated by the management of the two companies. There is no material relationship between the officers, directors, affiliates or associates of the two companies.

     In evaluating Softstone as a candidate for the proposed transaction, Kilkenny's management used criteria such as the value of the assets of Softstone, Softstone's anticipated operations, and Softstone's business name and reputation. The shareholders of Kilkenny individually determined that the consideration for the exchange was reasonable. In evaluating Kilkenny as a candidate for the proposed transaction, Softstone's management and directors determined that the status of Kilkenny as an SEC-reporting company merited the issuance of the consideration given for all of Kilkenny's outstanding capital stock.

     The following information describes Softstone's business, assets, management and corporate structure.

Softstone's  Business  Development.
-----------------------------------

     Softstone was incorporated under the laws of the State of Delaware on January 28, 1999. On May 31, 1999, Softstone merged with Soft Stone Building Products, Inc., an Oklahoma corporation that was a predecessor to Softstone's present business. Softstone is the surviving corporation in the merger. Softstone's initial business operations were conducted at 620 Dallas Drive, Denton, Texas 76205. On February 1, 2000, Softstone moved its offices and facilities to Ardmore, Oklahoma. Its principal offices today are at 5 Interstate Court, Ardmore, Oklahoma 73401. Its telephone number is (580) 223-3888.

Description  of  Softstone's Business; Its Principal Products and Their Markets.
--------------------------------------------------------------------------------

     There is a worldwide need for a method to convert whole waste tires into useful products with no waste as a byproduct and with favorable economic results. New tire manufacturers in the U.S. are required to dispose of their manufacturing rejects without creating an unsightly mess or adding to ecological problems. Government agencies at all levels tend to cooperate with any company having a reasonable means of disposing of the approximately seven million tires each year that are discarded as rejects or as worn-out tires. Virtually every state has a program whereby it pays a fee per tire to qualified companies that dispose of used tires.

     Softstone's past president, Frederick Parker, is a co-inventor of a patented process Softstone uses to convert waste tires into useful products. The Parker I System machine was constructed in Ardmore, Oklahoma as a proof-of-concept prototype. With subtle adjustments recently made, this machine became a production model that ingests whole tires at one end of the machine and ejects rubber modules at the other end with virtually no waste or contaminants. The rubber modules are virtually indestructible and have been tested for use as a playground covering, pathways, walking trails, horse barn stalls and other uses.

     The Parker I System machine can make a variety of products by using different molds. Our most popular product is a two-foot by four-foot module approximately two inches thick that interlocks with adjacent modules for walk ways and driveways. However, the size and thickness of the modules can be adjusted for use as highway cone holders, crash barriers, guardrails, bridge and road impact pads and as a substitute for asphalt in several key applications.

     Approximately 80 to 85 percent of the modules' composition is comprised of wire-free tire chips. The balance is comprised of readily available polyurethane binders and other substances.

     We have leased an 11,000 square-foot manufacturing facility in Ardmore, Oklahoma, a half mile from one of the tire manufacturing plants that Michelin North America, Inc., operates in the United States. We have a contract with Michelin whereby Michelin pays us $0.77 to $0.85 a tire for each of its reject tires we take. It can supply us with 750 to 1,000 tires a day under full production. Other waste tires are readily available.

     We have raised and spent approximately $1.5 million since inception on developing our patented process and on designing and constructing our Parker System I proof-of-concept machine now in use in the Ardmore plant. The Parker System I is highly automated. Whole tires are inserted into a shredder, reduced to chip rubber, blended with a specially prepared binder element, placed into a custom mold and then pressed into place and locked. These molds are then moved on a conveyor belt through a heated oven where the product cures and comes out the other end as a rubber-molded product ready for sale. We believe there is no more efficient or economical method of processing tires into finished products than our process.

     The plant in Ardmore needs to refurbish its tire shredder and to purchase equipment that produces wire-free chips from the shredded tires. We plan to purchase this from the proceeds of a private equity offering we propose to conduct. Once this equipment is added to our existing machinery, our Ardmore plant should become profitable and will have several cash flow streams -

     -  tire  revenue  from  Michelin,

     -  sale  of  modules,

     -  sale  of  extra  crumb  rubber,

     - sale of excess chip rubber for use as tire-derived fuel in cement plants in the southwestern U.S., and

     -  additional  rubber-molded  product  lines  (still  to  be  developed).

     Our modules have withstood a 300,000-pound deformation test and immediately rebounded; yet, the product has qualified for installation on children's playgrounds. The product is ready to be installed immediately after it is made. There is no curing time necessary. The product is relatively light but does not break, crack or tear.

     We have attended U.S. Army Corps of Engineers presentations at which our product was discussed by the Corps as a suitable substitute for concrete in uses such as erosion control along the Mississippi River. Our articulated mattress configurations have multiple applications for the Corps -

     -  in  soil  conservation,

     -  along  highways,

     -  at  beaches  as  storm  surge  protection,

     -  for  wetlands  protection,

     -  as  temporary  roads  over  delicate  marshlands,

     -  to  prevent  riverbank  erosion,  and

     - underwater, to cover transoceanic pipelines and protect them from being snagged by fishnets.

     We believe, however, that the primary markets for our products are paving applications where concrete and asphalt now dominate, such as sidewalks, driveways and trails. Concrete and asphalt have significant drawbacks compared to Softstone-based products. Concrete and asphalt crack and heave due to soil and weather conditions. They often must be replaced after a few years of use. Softstone's rubber modules, however, will not crack because of weather's cold or melt because of its heat. If there is a soil heaving condition, our product can be lifted and relaid when the ground condition is corrected.

Distribution  Methods.
----------------------

     We have a small marketing staff of two persons at present. We await the refurbishment of our tire shredder and the installation of the equipment that produces wire-free chips from the shredded tires before we increase this staff. Our strategy is to market our rubber products primarily and directly to construction companies, home builders, landscape architects, golf course designers, road and path construction companies and municipalities. We also intend to market directly to end-users and distributors through independent, commissioned salesmen.

Competitive  Business  Conditions.
----------------------------------

     Many firms make molded rubber products, including some for patio, horse trailer and barn applications. It is our observation and belief that our products are superior to all others in economics and durability.

     Once we complete the installation in our integrated plant of equipment that will reduce tires to wire-free tire chips, Softstone will commence to realize its potential. We estimate we can achieve gross revenue of more than $2 million a year from our single "prototype-production" assembly line, with a gross margin of better than 60 percent. If we add a second assembly line, we estimate that our gross margin will increase to better than 70 percent. We doubt that our competition can compete with such efficiency. To the best of our knowledge and belief, no other company takes a whole tire and reduces it to a useable retail product in a single, continuous process with no waste or by-product.

Sources  and  Availability  of  Raw  Materials;  Names  of  Principal Suppliers.
--------------------------------------------------------------------------------

     There is virtually an endless supply of waste tires. Many sources will pay us to take the tires off their hands. Michelin pays us $0.77 to $0.85 a tire and states that it would like to do this at every one of its eighteen U.S. tire manufacturing facilities.

     We currently use pure MDI-based RoyalBond binders from Uniroyal Chemical. MDI - methylene diphenyl diisocyanate - in its pure form provides superior adhesion between rubber particles and the surrounding polymer and improves properties such as flex-life, elongation and long-term weatherability.

Dependence  on  Major  Customers  or  Suppliers.
------------------------------------------------

     While our present source of supply of tires is reject tires from the nearby Michelin tire manufacturing facility and our source of binder is MDI-based RoyalBond binder from UniRoyal Chemical, we are not dependent on either of these for their products. There are ample supplies of used tires - more than we can use - within the Oklahoma City and Dallas, Texas areas, both of which are less than two hours driving distance from our facility in Ardmore, Oklahoma. As for binders, MDI-based binders are readily available from other sources.

     We are still in the development stage as far as sales are concerned and are not dependent on any major customers. However, our lack of significant sales is due to our need for a wire-free chip producing grinder.

Patents,  Trademarks  and  Licenses.
------------------------------------

     The inventors of our patented process, one of whom is Frederick Parker, our past president, have assigned the patent to Softstone with no retained royalty.

Government  Approval  of  Principal  Products  or  Services.
------------------------------------------------------------

     We are not required to obtain the approval of our products by any governmental agency. Our operations, however, are subject to a number of governmental regulations.

Government  Regulations.
------------------------

     Our operations are subject to regulation by various federal, state and local governmental entities and enactments, which include environmental laws and workplace regulations, including the Occupational Safety and Health Act, the Fair Labor Standards Act, the Clean Air Act, the Clean Water Act and other laws and regulations regarding health, safety, sanitation, environmental issues, building codes and fire codes. We believe that our current compliance programs adequately address such concerns and that we will be in substantial compliance with such laws and regulations. Our failure to comply with such laws and regulations could result in serious sanctions and penalties that could materially and adversely affect our business.

Research  and  Development.
---------------------------

     We have spent approximately $650,000 over the last two years in research and development activities with regard to the development of our products. None of the cost of these activities was borne directly by our customers.

Environmental  Laws.
--------------------

     We must comply with the environmental regulations of the Environmental Protection Agency and the Oklahoma Department of Environmental Quality. This consists, primarily, in complying with regulations regarding the disposal of waste products. Such compliance requires no significant outlay of capital by us and only minimum costs. We produce no hazardous waste as most of our competitors do.

Employees.
----------

     At present we have five full-time employees and three part-time employees. We propose to add two full-time and two part-time employees at such time as we install equipment that converts shredded tires into wire-free tire chips. We are seeking a person to be our chief operating officer.

Reports  to  Security  Holders.
-------------------------------

     We will file reports with the Securities and Exchange Commission. These reports are annual 10-KSB, quarterly 10-QSB, and periodic 8-K reports. We also intend to furnish stockholders with annual reports containing financial statements audited by independent public or certified accountants and such other periodic reports as we may deem appropriate or as required by law. The public may read and copy any materials we file with the SEC at the Public Reference Room of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. We are an electronic filer, and the SEC maintains an Internet Web site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. The address of such site is http://www.sec.gov.

Management's  Discussion  and  Analysis  of  Financial  Condition and Results of
--------------------------------------------------------------------------------
Operations.
-----------

     The following discussion and analysis should be read in conjunction with the financial statements and the accompanying notes thereto. It is qualified in its entirety by the foregoing and by more detailed financial information appearing elsewhere.

Results  of  Operations  of  Fiscal  Year  Ended June 30, 2001 Compared With the
--------------------------------------------------------------------------------
Fiscal  Year  Ended  June  30,  2000.
-------------------------------------

     Our first two full fiscal periods that ended June 30, 2000, and June 30, 2001 - after an initial period from inception on October 7, 1998 to June 30, 1999 - were organizational periods.

     We had commenced operations in October 1998 in Dallas, Texas, as Soft Stone Building Products, Inc., a predecessor corporation that merged into Softstone, Inc., the surviving corporation, on May 31, 1999. In June 1999 we acquired rights to the patented process we use for the conversion of used or reject tires into useful products. In January 2000, we moved to Ardmore, Oklahoma, after getting the contract with the Michelin tire company that pays us to dispose of its reject tires.

     The fiscal year ended June 30, 2000, was devoted to raising capital and building the prototype Parker I System machine in our Ardmore facility. Unfortunately, we failed to raise enough capital to purchase a machine that produces wire-free chips from the tires we shred. Until we have the capital to purchase such a machine, we cannot fully take advantage of our contract with Michelin that pays us to take its reject tires, and we cannot operate our prototype Parker I System plant at a profit.

     Events that may affect our future liquidity. Our plant is presently set up to make interlocking modules for use in walkways, driveways, horse stalls and trailers and cattle trucks. We have demonstrated the product to numerous potential users and have received strong indications of interest in buying Independent School District to supply it with our interlocking footpath modules for the first half mile of its our product. We have received a letter of intent from Little Elm, Texas planned Little Elm Walking Trail. We also have met with and believe we can get significant contracts from manufacturers of horse trailers that are located in our vicinity.

     In order for us to realize the economic benefits of the above agreements and indications of buying interest as well as the existing agreement with the Michelin tire company, we must refurbish our tire shredder, purchase a machine that produces wire-free chips from the shredded tires and expand our plant. We propose to privately raise from existing stockholders and friends the approximately $1,500,000 required to make these purchases and to cover our overhead for at least a year. Subject to our receipt of these funds, we project that we will operate at a profit during the calendar year to end December 31, 2001. If we do not raise these funds, we will continue to operate at a loss.

     Sales  and  Operating  Expenses.
     --------------------------------

     We had sales of $30,087 during the fiscal year ended June 30, 2001, compared with sales of $4,098 during the fiscal year ended June 30, 2000.

     Our operating expenses decreased appreciably, from $1,091,642 during the fiscal year ended June 30, 2000, to $401,548 during the fiscal year ended June 30, 2001 - a decrease of $690,094, or 63 percent. These reductions primarily reflect the following:

     -  a  decrease  in  stock  compensation  from  $443,750  to  nothing,

     -  a  decrease  in  administrative  wages  from  $151,789  to  $36,000,

     -  a  decrease  in  contract  services  from  $43,122  to  $23,205,  and

     -  a  decrease  in  travel  from  $61,835  to  $2,789.

     Liquidity  and  Outlook.
     ------------------------

     During the fiscal year ended June 30, 2000, a period devoted to the construction and installation of our Parker I System machine, we financed our net loss of $1,109,180 primarily through -

     -  net  borrowings  of  $113,562,

     -  the  issuance  of  common  stock  for  services  valued at $432,500, and

     -  sales  of  common  stock  for  $503,205  in  cash.

     During the fiscal year ended June 30, 2001, we financed our net loss of $397,809 primarily through -

     -  sales  of  common  stock  for  $101,069  in  cash,

     - the issuance of $92,743 worth of common stock for services, equipment and a patent, and

     -  loans amounting to $250,941 from an officer and director of the company.

     Subsequent to June 30, 2001, we raised $69,350 in a private placement of common stock to friends of the company, and we propose to raise additional funds through sales of common stock in the months ahead. We have not identified the source of these funds.

Description  of  Property.
--------------------------

     We lease an 11,000 square foot facility in Ardmore, Oklahoma. The term of our lease expires January 31, 2002, but we have options to renew for two additional terms of five years each. Our monthly rental is $4,200 a month.

Security  Ownership  of  Certain  Beneficial  Owners  and  Management.
----------------------------------------------------------------------

     The following table sets forth certain information regarding beneficial ownership of the common stock of Softstone as of June 30, 2001, by each officer and director of Softstone, by each individual who is known to Softstone, as of the date of this filing, to be the beneficial owner of more than five percent of Softstone's common stock, its only voting security, and by the officers and directors of Softstone as a group:

                                        Amount  and
     Name  and  Address                  Nature  of        Percent
      Of  Beneficial                     Beneficial          of
         Owner                          Ownership(1)        Class      Office
--------------------------------------------------------------------------------

Keith  P.  Boyd                           131,750             2.9     President
111  Hilltop  Lane                                                    Director
Pottsboro,  TX  75076

Frederick  W.  Parker  (1)                775,419            16.9     Director
811  N.  Rockford  Place
Ardmore,  OK  73401

Gene  F.  Boyd  (2)                       679,216            14.8     Secretary
712  Franklin  Court                                                  Director
Ardmore,  OK  73401

Dennis  Atkins  (3)                       280,800             6.1
232  N.W.  First  Street
Moore,  OK  73160

Al  Hunter  (4)                           246,816             5.4
P.O.  Box  12056
Oklahoma  City,  OK  73157

Officers and Directors as a Group       1,586,385            28.0
(2 persons)

(1) Mr. Parker's shares are held of record by the Frederick W. Parker Family Limited Partnership.

(2) Of these shares, 631,665 are held of record by the Gene F. Boyd Revocable Living Trust, 10,000 shares are held of record by Meinecke/Boyd, Inc., a company under the control of Mr. Boyd, and 27,551 are held of record by the Betty Sue Boyd Revocable Living Trust.

(3)     These  shares  are   held  of  record   by  the  Atkins  Family  Limited
        Partnership.

(4) These shares are held of record by Total Business Services, Inc., a corporation under the control of Mr. Hunter.

Directors  and  Executive  Officers,  Promoters  and  Control  Persons.
-----------------------------------------------------------------------

     A list of the current officers, directors and significant affiliates of Softstone, Inc. appears below. The directors are elected annually by the shareholders. The officers serve at the pleasure of the board of directors. The directors do not presently receive fees or other remuneration for their services.

                                                     Office Held     Term of
      Person                Office                      Since         Office
--------------------------------------------------------------------------------
Keith P. Boyd, 28          President                     2001         May 2002
                           Director                      2001         May 2002

Frederick W. Parker, 67    Director                      1999         May 2002

Gene F. Boyd, 64           Secretary                     1999         May 2002
                           Chairman of the Board
                           of Directors                  1999         May 2002

     Keith P. Boyd. Mr. Boyd has spent most of his adult life assisting his father, Gene F. Boyd, who is Secretary and a director of Softstone, on the family ranch, Meinecke-Boyd, located near Ardmore, Oklahoma. In 1998 Keith Boyd raised the first investor capital for Softstone. He has assisted with the design and fabrication of Softstone's Parker System I machine. He formulated Softstone's sales and marketing effort and has been responsible to date for all its sales. In June 2001 he was elected president of Softstone. He devotes 100 percent of his time to the affairs of Softstone.

     Frederick W. Parker. Mr. Parker attended the University of Southern California and the University of Wyoming. From December 1969 to May 1980 he was employed as an executive and wholesaler of drilling fund securities of Canadian American Securities, a subsidiary of American Quasar Petroleum. From May 1980 to June 1982 he founded and operated ENEX Securities and the ENEX Income Funds. From 1982 to November 1984 he owned and operated Parker Energy Funding, a coal methane gas company. From 1986 to 1987 he was a consultant to several oil and gas production companies regarding deep well injection of hazardous oil field waste. From June 1987 to October 1990 he was the executive vice president of Princeton Clearwater Corporation. From 1990 to 1999 he operated the consulting firm of Donner-Gray, primarily regarding oil and gas and real estate activities. From May 1996 to September 1998 he was the director of marketing of VE Enterprises, a manufacturing concern. From October 1998 until June 1999 when it was merged with Softstone, Inc., he was the president and owner of Softstone International LLC, which owned the patented technology for the manufacture of rubber modules, which patent was assigned to Softstone, Inc. Upon the incorporation of Softstone, Inc. on January 28, 1999, he became its president and a director. He is still a director of Softstone but resigned his position as president in May 2001.

     Gene F. Boyd. Mr. Boyd has been the president of Meinecke-Boyd since January 1979, which company operates a ranch in Tishomingo, Oklahoma. Upon the incorporation of Softstone, Inc., on January 28, 1999, Mr. Boyd became its secretary and its chairman of the board of directors, positions he still holds.

Executive  Compensation.
------------------------

     No executive officer of the company has received total compensation in any of the last three years that exceeds $100,000. The table below sets forth all compensation awarded to, earned by, or paid to the presidents of the company during the last three fiscal years:

                                                                            Long  Term  Compensation
                                                                            ------------------------
                                                                              Awards                   Payouts
                                 Annual  Compensation               --------------------------    -----------------
                            --------------------------------                       Securities              All
                                                    Other                          Underlying              Other
                  Fiscal         Annual           Restricted         Options/      LTIP                    Compen-
Name               Year     Salary     Bonus     Compensation      Stock  Awards   SARS          Payouts   sation
----------------  ------    ------     -----     ------------      -------------   ----------    -------   -------
Tom  Brewer        2000     20,833        0            0                  0             0            0         0
Frederick  Parker  2000          0        0            0                  0             0            0         0
Tom  Brewer        1999     18,750        0            0            125,000             0            0         0
Tom  Brewer        1998          0        0            0                  0             0            0         0


As of June 30, 2001, Softstone has no long-term compensation plans or employment agreements with any of its officers or directors.

     There are no employment contracts, compensatory plans or arrangements, including payments to be received from Softstone, with respect to any director or executive officer of Softstone which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of employment with Softstone or its subsidiaries, any change in control or Softstone, or a change in the person's responsibilities following a change in control of Softstone.

Stock  Options.
---------------

     On September 28, 1999, Softstone granted to Tom Brewer, then the president of Softstone, options to purchase 125,000 shares of common stock of Softstone at an exercise price of $0.50 an option share. The options expire September 28, 2004. None of the options has been exercised.

     On January 28, 1999, Softstone granted to Stephen A. Zrenda, then counsel to Softstone, options to purchase 20,000 shares of common stock of Softstone at an exercise price of $0.50 an option share. The options expire January 28, 2004. None of the options has been exercised.

Certain  Relationships  and  Related  Transactions.
---------------------------------------------------

     On June 29, 1999 Softstone acquired a license to the U.S. patent rights to the manufacturing process now employed in the company's plant in Ardmore, Oklahoma. The license was acquired from Softstone International LLC, an entity under the control of Frederick Parker, a co-inventor of the patented process and who was at that time the chief executive officer and a director of Softstone, Inc. The cost of the license was $100,000 and was financed by a promissory note due December 31, 2000. Subsequently, on July 31, 2000 Softstone bought all rights to the patent through the issuance of 300,000 shares of common stock to Softstone International LLC, and the $100,000 promissory note was cancelled.

     During the fiscal year that ended June 30, 2001, Softstone borrowed $250,941 for working capital from Gene F. Boyd, the secretary and a director of the company. The loans are evidenced by promissory notes that bear interest at

7 percent a year, are due July 1, 2002 and are secured by security interests in the assets of the company.

     Softstone converted $165,879 of accounts payable to a non-interest-bearing note that is payable on July 1, 2002. The note is payable to an entity controlled by two Softstone shareholders that are not affiliates of Softstone.

     Transactions with Promoters. The following table sets forth the names of the "promoters" of Softstone, the nature and amount of anything of value received or to be received by each promoter from Softstone, and the nature and amount of anything of value received or to be received by Softstone from each promoter:

                     Received                   Received
                        By                         by
    Name             Promoter    No. of Shares   Softstone   Valued at    Date
    ----             --------    -------------   ---------   ---------   -------
Frederick W. Parker   Common        2,590,000   Executive     $ 28,050   10-7-98
       (1)            Stock         (2)         Officer       $ 31,500   7-1-00
                                                Services

Gene F. Boye (3)      Common        2,110,000   Executive     $ 23,141   10-7-98
                                    (4)         Officer       $ 10,000   9-24-99
                                                Services &    $ 17,500   7-31-00
                                                Cash

Keith P. Boyd (5)     Common          437,500   Executive     $  4,909   10-7-98
                      Stock           (6)       Officer       $  4,375   7-31-00
                                                Services      $ 25,000   8-11-00

Dennis Atkins (7)     Common          412,500   Accounting    $ 13,125   1-28-99
                      Stock           (8)       Services      $ 17,500   7-01-00
                                                              $    275   8-10-00

Al Hunter (9)         Common          362,500   Accounting    $ 13,125   1-28-99
                      Stock           (10)      Services      $ 17,500   7-01-00
                                                              $    225   8-10-00

Casey Russell (11)    Common           250,000  Accounting    $ 13,125   1-28-99
                      Stock            (12)     Services      $  4,375   7-01-00
                                                              $    150   8-10-00

Thomas C. Brewer      Common           150,000  Executive     $127,500   8-01-99
                      Stock                     Officer
                                                Services

Charles V. Tallant    Common           100,000  Executive     $ 85,000   8-01-99
                      Stock                     Officer
                                                Services


William T. Ward       Common          100,000   Executive     $ 85,000   10-28-99
                      Stock                     Officer
                                                Services

John L. Genung        Common          100,000   Legal         $ 85,000   10-28-99
                      Stock                     Services

Joseph J. Johnston    Common          200,000   Reorgani-     $ 20,000   4-20-01
                      Stock                     zation
                                                Services

Thomas J. Kenan       Common          313,777   Legal         $ 31,278   4-20-01
                      Stock                     Services

Danilo Cacciamatta    Common          299,792   Reorgani-     $119,917   7-24-01
                      Stock                     zation
                                                Services

Templemore Partners   Common          299,792   Reorgani      $119,917   7-24-01
                      Stock                     -zation
                                                Services

Suzanne Kerr          Common          299,792   Reorgani      $119,197   7-24-01
                      Stock                     -zation
                                                Services
--------------------------------------------------------------------------------


(1) Registered in the name of Frederick W. Parker Family Partnership, a partnership under MR. Parker's control.

(2) In April 2001 this shareholder contributed back to Softstone 1,814,581 of these shares for no consideration and as a contribution to capital, leaving this shareholder with 775,419 shares.

(3) 2,055,000 of these shares were registered in the name of Gene F. Boyd Revocable Living Trust, 45,000 of these shares were registered in the name of Betty Sue Boyd Revocable Living Trust, and 10,000 of these shares are registered in the name of Melnecke/Boyd, Inc.

(4) In April 2001 the Gene F. Boyd Revocable Living Trust contributed back to Softstone 1,413,334 of its shares for no consideration and as a contribution to capital, leaving this trust with 641,665 shares; and the Betty Sue Boyd Revocable Living Trust contributed back to Softstone 17,449 of its shares for no consideration and as a contribution to capital, leaving this trust with 27,551 shares.

(5)     Registered  in  the  name  of  Keith  P.  Boyd.

(6) In April 2001 this shareholder contributed back to Softstone 305,750 of these shares for no consideration and as a contribution to capital, leaving this shareholder with 131,750 shares.

(7)     Registered  in  the  name  of  The  Atkins  Family  Limited Partnership.

(8) In April 2001 this shareholder contributed back to Softstone 131,700 of these shares for no consideration and as a contribution to capital, leaving this shareholder with 280,800 shares.

(9)     Registered  in  the  name  of  Total  Business  Services,  Inc.

(10) In April 2001 this shareholder contributed back to Softstone 115,684 of these shares for no consideration and as a contribution to capital, leaving this shareholder with 246,816 shares.

(11)    Registered  in  the  name  of  The  Russell Family Limited Partnership.

(12) In April 2001 this shareholder contributed back to Softstone 79,804 of these shares for no consideration and as a contribution to capital, leaving this shareholder with 170,196 shares.

     All of the above shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933 or Regulation D, Rule 506. Each promoter was either a director or an executive officer of Softstone at the time the shares were issued, an accountant or an attorney actively representing Softstone at the time the shares were issued, or an accredited investor performing reorganization services for Softstone at the time the shares were issued.

     In May 2001 each of the shareholders listed above as promoters of Softstone, other than William T. Ward and John L. Genung, executed a "lock up and dribble out" agreement pursuant to which each will be permitted to sell no more than 10,000 shares a month of his or its shares of common stock of Softstone during the period to end June 30, 2002, assuming there is a market for the securities and the shareholder's securities can be sold pursuant to a registration statement or an exemption from registration.

Description  of  Securities.
----------------------------

     Common Stock. Our company is authorized to issue 30 million shares of common stock, $0.001 par value, and has 5,669,033 shares issued and outstanding.

          Voting rights. Holders of the shares of common stock are entitled to one vote per share on all matters submitted to a vote of the shareholders. Shares of common stock do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of the board of directors can elect all members of the board of directors.

          Dividend rights. Holders of record of shares of common stock are entitled to receive dividends when and if declared by the board of directors out of funds of the company legally available therefor.

          Liquidation rights. Upon any liquidation, dissolution or winding up, holders of shares of common stock are entitled to receive pro rata all of the assets of the company available for distribution to shareholders, subject to the prior satisfaction of the liquidation rights of the holders of outstanding shares of Preferred Stock.

          Preemptive rights. Holders of common stock do not have any preemptive rights to subscribe for or to purchase any stock, obligations or other securities of the company.

          Registrar and transfer agent. We will serve as our own transfer agent and registrar of our common stock until we obtain a market for our common stock in the stock market.

          Dissenters' rights. Under current Delaware law, a shareholder is afforded dissenters' rights which, if properly exercised, may require the corporation to repurchase its shares. Dissenters' rights commonly arise in extraordinary transactions such as mergers, consolidations, reorganizations, substantial asset sales, liquidating distributions, and certain amendments to the company's articles of incorporation.

Market  for  Common  Equity  and  Related  Stockholder  Matters.
----------------------------------------------------------------

     Our common stock does not trade on any stock exchange. Of the 5,669,033 shares outstanding -

     - 1,776,401 shares are "restricted securities" and not yet eligible for trading pursuant to the Commission's Rule 144,

     - 899,375 shares, which were issued to Danilo Cacciamatta, Templemore Partners and Suzanne Kerr as shareholders of Kilkenny Acquisition Corp. in the transaction reported above in Item 1, are deemed to be "underwriters shares" and are not able to be transferred for value absent registration, and

     - the remaining 2,993,257 shares are able to be traded in the stock market; however, 1,586,385 shares of these shares are held beneficially by the officers and directors of Softstone, and absent registration these 1,586,385 shares must be sold pursuant to the provisions of Rule 144 of the Commission.

     There  are  163  holders  of  record  of  our  common  stock.

     We have declared no dividends on our common stock. There are no restrictions that would or are likely to limit our ability to pay dividends on our common stock, but we have no plans to pay dividends in the foreseeable future and intend to use earnings for the expansion of our business.

     We propose to create a market for our common stock on the OTC Bulletin Board. Because of our acquisition of all the outstanding shares of capital stock of Kilkenny, a public "shell" corporation that is registered with the Commission, we will succeed to the obligation of Kilkenny to file periodic reports with the SEC. Upon the filing of this Form 8-K with the SEC and its acceptance by the staff of the SEC, we will have an NASD market maker seek authorization from NASD Market Regulation to commence making a market in our common stock on the OTC Bulletin Board.

     At such time as a market is being made in our common stock, we propose to register with the Commission, for resale, the 299,792 shares of our common stock that were received by each of Danilo Cacciamatta, Templemore Partners and Suzanne Kerr in our acquisition of Kilkenny Acquisition Corp. and 120,000 shares of our common stock owned by each of Joseph J. Johnston and Thomas J. Kenan. However, all shares owned by these persons, as well as all shares of common stock owned by (1) the officers and directors of Softstone - Keith P. Boyd, Gene
F. Boyd, and Frederick W. Parker; (2) two of the former officers of Softstone - Thomas C. Brewer and Charles V. Tallant; and (3) the accountants to Softstone - Al Hunter, Dennis Atkins and Casey Russell, will be held by an escrow agent pursuant to a "lockup" agreement whereby each of them may withdraw for possible sale into the market no more than 10,000 shares a month until June 30, 2002.

     Penny  Stock  Regulations
     -------------------------

     There is no way to predict a price range within which Softstone's common stock will trade after it should commence to trade on the OTC Bulletin Board. It is more likely than not that it will trade at a price less than $5 a share and thereby be subject to the rules governing "penny stocks."

     A  "penny  stock"  is  any  stock  that:

     -  sells  for  less  than  $5  a  share.

     - is not listed on an exchange or authorized for quotation on The Nasdaq Stock Market, and

     - is not a stock of a "substantial issuer." Softstone is not now a "substantial issuer" and cannot become one until it has net tangible assets of at least $5 million, which it does not now have and will not have solely as a result of the proposed merger with Softstone.

     There are statutes and regulations of the Securities and Exchange Commission (the "Commission") that impose a strict regimen on brokers that recommend penny stocks.

          The  Penny  Stock  Suitability  Rule
          ------------------------------------

     Before a broker-dealer can recommend and sell a penny stock to a new customer who is not an institutional accredited investor, the broker-dealer must obtain from the customer information concerning the person's financial situation, investment experience and investment objectives. Then, the broker-dealer must "reasonably determine" (1) that transactions in penny stocks are suitable for the person and (2) that the person, or his advisor, is capable of evaluating the risks in penny stocks.

     After making this determination, the broker-dealer must furnish the customer with a written statement setting forth the basis for this suitability determination. The customer must sign and date a copy of the written statement and return it to the broker-dealer.

     Finally the broker-dealer must also obtain from the customer a written agreement to purchase the penny stock, identifying the stock and the number of shares to be purchased.

     The above exercise delays a proposed transaction. It causes many broker-dealer firms to adopt a policy of not allowing their representatives to recommend penny stocks to their customers.

     The Penny Stock Suitability Rule, described above, and the Penny Stock Disclosure Rule, described below, do not apply to the following:

-     transactions  not  recommended  by  the  broker-dealer,

-     sales  to  institutional  accredited  investors,

- sales to "established customers" of the broker-dealer - persons who either have had an account with the broker-dealer for at least a year or who have effected three purchases of penny stocks with the broker-dealer on three different days involving three different issuers, and

- transactions in penny stocks by broker-dealers whose income from penny stock activities does not exceed five percent of their total income during certain defined periods.

          The  Penny  Stock  Disclosure  Rule
          -----------------------------------

     Another Commission rule - the Penny Stock Disclosure Rule - requires a broker-dealer, who recommends the sale of a penny stock to a customer in a transaction not exempt from the suitability rule described above, to furnish the customer with a "risk disclosure document." This document includes a description of the penny stock market and how it functions, its inadequacies and shortcomings, and the risks associated with investments in the penny stock market. The broker-dealer must also disclose the stock's bid and ask price information and the dealer's and salesperson's compensation related to the proposed transaction. Finally, the customer must be furnished with a monthly statement including prescribed information relating to market and price information concerning the penny stocks held in the customer's account.

          Effects  of  the  Rule
          ----------------------

     The above penny stock regulatory scheme is a response by the Congress and the Commission to known abuses in the telemarketing of low-priced securities by "boiler shop" operators. The scheme imposes market impediments on the sale and trading of penny stocks. It has a limiting effect on a stockholder's ability to resell a penny stock.

     Softstone's merger shares likely will trade below $5 a share on the OTC Bulletin Board and be, for some time at least, shares of a "penny stock" subject to the trading market impediments described above.

     Other than as stated above, no cash compensation, deferred compensation or long-term incentive plan awards were issued or granted to Softstone's management during the period from inception (January 28, 1999) through the date of filing this Form 8-K. Further, no member of Softstone's management has been granted any option or stock appreciation rights; accordingly, no tables relating to such items have been included within this Item.

     Potential  De-Listing  of  Common  Stock
     ----------------------------------------

     Even after Softstone's common stock should be listed for trading on the OTC Bulletin Board, Softstone may be de-listed from the OTC Bulletin Board. NASD Eligibility Rule 6530 issued on January 4, 1999, states that Issuers that do not make current filings pursuant to Sections 13 and 15(d) of the Securities Exchange Act of 1934 are ineligible for listing on the OTC Bulletin Board.

Thus, should Softstone not timely make its required Forms 10-KSB, 10-QSB and 8-K filings, it would be subject to de-listing until such time as its reports were made current.

Legal  Proceedings.
-------------------

     Neither Softstone, Kilkenny nor any of its property is a party to, or the subject of, any material pending legal proceedings other than ordinary, routine litigation incidental to our business.

Changes  in  and  Disagreements  with  Accountants.
---------------------------------------------------

     See  Item  4,  below,  of  this  Form  8-K.

Recent  Sales  of  Unregistered  Securities.
--------------------------------------------

     The table and information beneath the table appearing above under "Certain Relationships and Related Transactions - Transactions with Promoters" describes certain of the issuances of common stock of Softstone during the past three years without registering the securities under the Securities Act. In addition to those issuances, Softstone made the following issuances during this period without registering the securities under the Securities Act:

                                     Cash                            Basis of
Title of                 No. of   Consideration   Person or Class    Exemption
Securities     Date      Shares     Received        of  Person      Relied Upon
--------------------------------------------------------------------------------
Common Stock   1-99      10,000      $   100      Jim Schleder         Reg. D,
               8-00       5,000      $   175      Dallas,  TX          Rule 506

Common Stock   1-99      10,000      $   100      John D. Brasher      Reg. D,
                                                  Monroe,  LA          Rule 506

Common Stock   1-99      10,000      $   100(1)   Stephen A. Zrenda    Reg. D,
               8-00       5,000      $   175      Oklahoma  City, OK   Rule 506

Common Stock   7-99      75,000      $   675      Alison B. Haston     Reg. D,
                                                  Tishomingo, OK       Rule 506

Common Stock   7-99      25,000      $    225     Richard E. Haston    Reg. D,
                                                  Tishomingo, OK       Rule 506

Common Stock   8-99      20,000      $11,111      Leo G. Templer       Reg. D,
               9-99       2,500      $ 1,389      Bedford, TX          Rule 506
               8-00      10,000      $ 8,500

Common Stock  11-99      10,000      $   100      David Parker         Reg. D,
                                                  Skokie, IL           Rule 506

Common Stock   8-00      15,000      $15,000      Robert Forrester     Reg. D.
                                                                       Rule 506

Common Stock   8-00       9,000      $ 9,000      John Whitten         Reg. D.
                                                  Oklahoma City, OK    Rule 506

Common Stock   8-00       9,000      $ 9,000      Mark Whitten         Reg. D,
                                                  Oklahoma City, OK    Rule 506

Common Stock   8-99     423,190     $528,988      107  persons         Reg. D,
                to                                                     Rule 506
               4-00

Common Stock   7-00      40,000     $ 50,000      Benita L. Terrill    Reg. D,
                                                  Plainview, TX        Rule 506

Common Stock   7-00       2,500     $  3,125      Double  Shovel       Reg. D,
                                                  Trading,  LLC        Rule 506
                                                  Mustang, OK

Common Stock   4-01     371,100     $148,440      28 persons           Reg. D,
                to                                                     Rule 506
               8-01


     There were no underwriters used in any of the above transactions, all of which were handled by officers of Softstone who received no compensation for their services in this capacity.

     All of the above sales made pursuant to the Regulation D, Rule 506 exemption from registration were made to persons that had preexisting relationships with officers or directors of Softstone and that represented to Softstone that they were accredited investors. The Regulation D, Rule 504 offering was registered in, and offered and sold to residents of, the State of Oklahoma and offered and sold to accredited investors in the State of Texas that had preexisting relationships with officers or directors of Softstone.

Indemnification  of  Directors  and  Officers.
----------------------------------------------

     Under Delaware corporation law, a corporation is authorized to indemnify officers, directors, employees and agents who are parties or threatened to be made parties to any civil, criminal, administrative or investigative suit or proceeding by reason of the fact that they are or were a director, officer, employee or agent of the corporation or are or were acting in the same capacity for another entity at the request of the corporation. Such indemnification includes reasonable expenses (including attorneys' fees), judgments, fines and amounts paid in settlement if they acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation.

     With respect to any criminal action or proceeding, these same indemnification authorizations apply if these persons had no reasonable cause to believe their conduct was unlawful.

     In the case of any action by the corporation against such persons, the corporation is authorized to provide similar indemnification, but if any such persons should be adjudged to be liable for negligence or misconduct in the performance of duties to the corporation, the court conducting the proceeding must determine that such persons are nevertheless fairly and reasonably entitled to indemnification.

     To the extent any such persons are successful on the merits in defense of any such action, suit or proceeding, Delaware law provides that they shall be indemnified against reasonable expenses, including attorney fees. A corporation is authorized to advance anticipated expenses for such suits or proceedings upon an undertaking by the person to whom such advance is made to repay such advances if it is ultimately determined that such person is not entitled to be indemnified by the corporation.

     Indemnification and payment of expenses provided by Delaware law are not deemed exclusive of any other rights by which an officer, director, employee or agent may seek indemnification or payment of expenses or may be entitled to under any by-law, agreement, or vote of stockholders or disinterested directors. In such regard, a Delaware corporation may purchase and maintain liability insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation.

     As a result of such corporation law, Softstone or, should the proposed merger become effective, The Group may, at some future time, be legally obligated to pay judgments (including amounts paid in settlement) and expenses in regard to civil or criminal suits or proceedings brought against one or more of its officers, directors, employees or agents, as such, with respect to matters involving the proposed merger or, should the merger be effected, matters that occurred prior to the merger with respect to Softstone.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the company pursuant to the foregoing provisions or otherwise, the company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.

Item  4.  Changes  in  Registrant's  Certifying  Accountant.
------------------------------------------------------------

     On August 7, 2001, Kilkenny Acquisition Corp. ("Kilkenny") dismissed its principal independent accountants, Baron Accountancy Corp. of Irvine, California ("Baron").

     The reports of Baron on the financial statements of Kilkenny filed with the Securities and Exchange Commission contained no adverse opinions or disclaimers of opinion, and, other than raising substantial doubt about Kilkenny's ability to continue as a going concern, were not modified as to uncertainty, audit scope, or accounting principles during the past two years or the interim period to August 7, 2001, the date of dismissal.

     The decision to remove Baron Accountancy Corp. was recommended and approved by the new Board of Directors of Kilkenny after Kilkenny became a wholly-owned subsidiary of Softstone, Inc.

     During the past two years or interim periods prior to August 7, 2001, there were no disagreements between Kilkenny and Baron, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Baron's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     On August 21, 2001 Grant Thornton LLP, the principal independent accountants of Softstone Inc., resigned.

     The reports of Grant Thornton on the financial statements of Softstone contained no adverse opinions or disclaimers of opinion, and, other than raising substantial doubt about Softstone's ability to continue as a going concern, were not modified as to uncertainty, audit scope, or accounting principles during the past two years or the interim period to August 21, 2001, the date of dismissal.

     During the past two years or interim periods prior to August 21, 2001, there were no disagreements between Softstone and Grant Thornton, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     On August 22, 2001, Softstone engaged Hogan & Slovacek of Oklahoma City and Tulsa, Oklahoma as its new principal accountant to audit its consolidated financial statements (which will include those of Kilkenny, now a wholly-owned subsidiary of Softstone).

Item  5.  Other  Events.
------------------------

Successor  Issuer  Election.
----------------------------

     Upon execution of the Purchase Agreement and the subsequent delivery to Kilkenny Acquisition Corp., of 1,078,387 shares of common stock of Softstone on July 24, 2001, then pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Softstone became the successor issuer to Kilkenny for reporting purposes under the Securities and Exchange Act of 1934 and elected to report under the Act effective July 24, 2001.

Item  6.  Resignations  of  Directors  and  Executive  Officers.
----------------------------------------------------------------

     On July 24, 2001, Danilo Cacciamatta resigned as the sole director, chief executive officer and chief financial officer of Kilkenny Acquisition Corp. He was replaced by Keith P. Boyd as a director and president and by Gene F. Boyd as a director and secretary. The resignation of Mr. Cacciamatta was an incidence of the acquisition of Kilkenny as a wholly-owned subsidiary of Softstone, Inc., and was not because of a disagreement on any matter relating to Kilkenny's operations, policies or practices.

Item  7.  Financial  Statements  and  Exhibits.
-----------------------------------------------

(a)     Financial  Statements.
        ----------------------

        Financial  Statements  of  Kilkenny  Acquisition  Corp.
        Report  of  Independent Certified Public Accountants                 24
        Balance  Sheet  December  31,  2000                                  25

        Statement  of  Operations  for  the  years  ended  December  31,
          2000  and  1999,  and  cumulative  from  inception
          (April  21,  1997)  to December 31, 2000                           26
     Statements  of  Shareholders'  Equity  for  the  period  from
          inception  (April  21,  1997)  to  December  31,  2000             27
     Statements  of  Cash  Flows  for  the  years  ended  December  31,
          2000  and  1999,  and  cumulative  from  inception
          (April  21,  1997)  to December 31, 2000                           28
     Notes  to  Financial  Statements                                        29
     Balance  Sheet  (unaudited)  June 30, 2001                              31
     Statements  of  Operations  (unaudited)  three  months
          ended  June  30,  2001  and  2000  and  cumulative
          from  inception  (April  21,  1997)  to  June  30,  2001           32
     Statements  of  Operations  (unaudited)  three  months
          ended  June  30,  2000  and  1999  and  cumulative
          from  inception  (April  21,  1997)  to  June  30,  2001           33
     Statements  of  Cash  Flows  (unaudited)  three  months
          ended  June  30,  2001  and  2000  and  cumulative
          from  inception  (April  21,  1997)  to  June  30,  2001           34
     Notes  to Financial Statements (unaudited)                              35

     Financial  Statements  of  Softstone  Inc.
     Report  of  Independent Certified Public Accountants                    36
     Report  of  Independent Certified Public Accountants                    37
     Balance  Sheets  June  30,  2001                                        38
     Statement  of  Operations  from  October  7,  1998  (inception)
          through  June  30,  2001  and  2000                                39
     Statements  of  Cash  Flows  from  October  7,  1998  (inception)
          through  June  30,  2001  and  for  the
          years  ended June 30, 2001 and 2000                                40
     Statement of Stockholders' Equity (Deficit) from October 7, 1998
          (inception)  through  June  30,  2001  and  for  the
          years  ended  June 30, 2001 and 2000                               42
     Notes  to  Financial  Statements                                        43
     Pro  Forma  Financial  Information
     Pro  Forma  Statement  of  Income  Fiscal  Year
          Ended  June  30,  2001                                             48
          Pro  Forma  Statement  of  Financial  Condition
          at  June  30,  2001                                                49

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The  Board  of  Directors
Kilkenny  Acquisition  Corp.

We have audited the accompanying balance sheet of Kilkenny Acquisition Corp. (a development stage company) (the "Company") as of December 31, 2000, and the related statements of operations, shareholders' equity and cash flows for each of the years in the two-year period ended December 31, 2000 and for the period from inception (April 21, 1997) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes, on a test basis, examination of evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kilkenny Acquisition Corp. as of December 31, 2000, and the results of its operations and cash flows for each of the years in the two-year period ended December 31, 2000 and the period from inception (April 21, 1997) to December 31, 2000 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company needs additional capital infusion in order to fund current expenditures, acquire business opportunities and achieve profitable operations. This factor raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                              /s/Baron  Accountancy  Corp.


Irvine,  California
March  22,  2001

                           KILKENNY ACQUISITION CORP.
                          (A DEVELOPMENT STAGE COMPANY)
                                  Balance Sheet


                                                               DECEMBER 31, 2000
                                                               -----------------

                                     ASSETS

CURRENT  ASSETS:
  Cash                                                         $              -
                                                               ----------------

                                                               $              -
                                                               ================

                      LIABILITIES AND SHAREHOLDERS' EQUITY

TOTAL  LIABILITIES                                             $              -
                                                               ----------------

SHAREHOLDERS'  EQUITY:

  Preferred stock, 10,000,000 shares authorized, $.001 par
     value, none issued and outstanding                                       -
  Common stock, 20,000,000 shares authorized, $.001 par
     value,  500,000 shares issued and outstanding             $            500
  Additional  paid in capital                                             1,616
  Deficit accumulated during the development stage                       (2,116)
                                                              -----------------
     NET  SHAREHOLDERS' EQUITY                                                -
                                                              -----------------
                                                               $              -
                                                               ================



   The accompanying notes are an integral part of these financial statements.

                           KILKENNY ACQUISITION CORP.
                          (A DEVELOPMENT STAGE COMPANY)

                            Statements of Operations


                                                                    Cumulative
                                                                  from inception
                                                                   (April  21,
                                                Year  ended         1997)  to
                                               December  31,       December  31,
                                               2000      1999           2000
                                             --------  --------   --------------
COSTS  AND  EXPENSES:

  General and administrative expenses        $  1,387  $    209      $  2,116
                                             --------  --------      --------

NET  LOSS                                    $  1,387  $    209      $  2,166
                                             ========  ========      ========


BASIC AND DILUTED NET LOSS PER COMMON SHARE  $   0.00  $   0.00
                                             ========  ========

BASIC AND DILUTED WEIGHTED AVERAGE
  NUMBER OF COMMON SHARES OUTSTANDING         500,000   500,000
                                             ========  ========



   The accompanying notes are an integral part of these financial statements.

                           KILKENNY ACQUISITION CORP.
                          (A DEVELOPMENT STAGE COMPANY)
                       Statements of Shareholders' Equity
                        From Inception (April 21, 1997)
                              to December 31, 2000


                                                                           Deficit
                                                                          Accumulated
                            Preferred Stock   Common Stock    Additional   During the       Net
                            ---------------  ---------------   Paid  In    Development  Shareholders'
                             Shares  Amount  Shares   Amount   Capital        Stage        Equity
                             ------  ------  -------  ------  ----------  -----------   -------------
INCEPTION, APRIL 21, 1997        -   $   -         -  $   -    $     -      $     -        $     -

Issuance of common stock         -       -   500,000    500          -            -            500

Net  loss                        -                 -      -          -         (330)          (330)
                              ----   -----   -------  -----    -------      -------        -------

BALANCE, DECEMBER 31, 1997       -       -   500,000    500          -         (330)           170

Capital contribution             -       -         -      -         20            -             20

Net  loss                        -       -         -      -          -         (190)          (190)
                              ----   -----   -------  -----    -------      -------       --------

BALANCE, DECEMBER 31, 1998       -       -   500,000    500         20         (520)             -

Capital contribution             -       -         -      -        209            -            209

Net  loss                        -       -         -      -          -         (209)          (209)
                              ----   -----   -------  -----    -------      -------       --------

BALANCE, DECEMBER 31, 1999       -       -         -    500        229         (729)             -

Capital contribution             -       -         -      -      1,387            -          1,387

Net  loss                        -       -         -      -          -       (1,387)        (1,387)
                              ----   -----   -------  -----    -------      -------       --------

BALANCE, DECEMBER 31, 2000       -   $   -   500,000  $ 500    $ 1,616      $(2,116)      $      -
                              ====    =====  =======  =====    =======      =======       ========



   The accompanying notes are an integral part of these financial statements.

                           KILKENNY ACQUISITION CORP.
                          (A DEVELOPMENT STAGE COMPANY)
                            Statements of Cash Flows

                                                                 CUMULATIVE
                                                               FROM INCEPTION
                                            YEAR ENDED       (APRIL 21, 1997) TO
                                            DECEMBER 31,        DECEMBER  31,
                                           2000      1999            2000
                                          -------  --------  -------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net  loss                               $(1,387) $  (209)        $(2,116)
  Adjustments to reconcile net loss to
    net cash used by operating activities:      -        -               -
                                          -------  -------         -------

  Net cash used by operating activities   $(1,387) $  (209)        $(2,116)
                                          -------  -------         -------

CASH FLOWS FROM INVESTING ACTIVITIES            -        -               -
                                          -------  -------         -------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Issuance  of  common  stock                   -        -             500
  Capital  contribution                     1,387      209           1,616
                                          -------  -------        --------

    Net cash provided by financing
      activities                            1,387      209           2,116
                                          -------  -------        --------

Net  increase  (decrease)  in  cash             -        -               -

CASH,  BEGINNING  OF  PERIOD                    -        -               -
                                          -------  -------        --------

CASH,  END  OF  PERIOD                    $     -  $     -        $      -
                                          ======== =======        ========


The accompanying notes are an integral part of these financial statements.

                           KILKENNY ACQUISITION CORP.
                          (A DEVELOPMENT STAGE COMPANY)
                          Notes to Financial Statements
                                December 31, 2000


1.    ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
      -----------------------------------------------------------------

      Organization
      ------------

      Kilkenny Acquisition Corp., a Delaware corporation (the "Company") was formed on April 21, 1997. The Company has been inactive and has had no significant operations. The Company is authorized to do any legal business activity as controlled by Delaware law. The Company is classified as a development stage company because its principal activities involve seeking to acquire business opportunities.

      Cash  and  cash  equivalents
      ----------------------------

      The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

      Use  of  estimates
      ------------------

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

      Income  taxes
      -------------

      The Company reports certain expenses differently for financial and tax reporting purposes and, accordingly, provides for the related deferred taxes. Income taxes are accounted for under the liability method in accordance with Statement of Financial Accounting Standards 109, Accounting for Income Taxes.

      Basic  and  diluted  net  loss  per  share
      ------------------------------------------

      Net loss per share is calculated in accordance with Statement of Financial Accounting Standards 128, Earnings Per Share ("SFAS 128"), which superseded Accounting Principles Board Opinion 15 ("APB 15"). Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares, stock options and warrants were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period. At December 31, 2000 there were no dilutive convertible shares, stock options or warrants.

                                                                     (continued)

                           KILKENNY ACQUISITION CORP.
                          (A DEVELOPMENT STAGE COMPANY)
                          Notes to Financial Statements

2.    SHAREHOLDERS'  EQUITY
      ---------------------

      In April 1997, the Company issued 420,000 shares of common stock at a price of $.001 per share to its founders. The Company also issued 80,000 shares of common stock at a price of $.001 per share in a limited private placement to approximately 36 investors.

3.    INCOME  TAXES
      -------------

      The Company records its income tax provision in accordance with SFAS 109, which requires the use of the liability method of accounting for deferred income taxes.

      As the Company has not generated taxable income since its inception, no provision for income taxes has been made. At December 31, 2000, the Company did not have any significant net operating loss carryforwards.

      At December 31, 2000, the Company did not have any significant deferred tax liabilities or deferred tax assets.

4.    GOING  CONCERN
      --------------

      The  accompanying  financial  statements  have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. Additional capital infusion is necessary in order to fund current expenditures, acquire business opportunities and achieve profitable operations. This factor raises substantial doubt about the Company's ability to continue as a going concern.

      The Company's management intends to continue funding current expenditures by means of contributions to capital and to raise additional funds through equity offerings. However, there can be no assurance that management will be successful in this endeavor.

                        KILKENNY ACQUISITION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                  (UNAUDITED)
                                  JUNE 30, 2001



                                     ASSETS

TOTAL  ASSETS                                                         $       -
                                                                       ========



                      LIABILITIES AND SHAREHOLDERS' EQUITY

TOTAL  LIABILITIES                                                    $       -
                                                                       --------

SHAREHOLDERS'  EQUITY:

   Preferred  stock,  10,000,000  shares  authorized,
      $.001  par  value, none  issued and outstanding                         -
   Common  stock,  20,000,000  shares  authorized,
      $.001  par  value, 500,000  shares issued
      and outstanding                                                       500
   Additional  paid in capital                                            1,684
   Deficit accumulated during the development stage                      (2,184)
                                                                     ----------

      NET  SHAREHOLDERS' EQUITY                                               -
                                                                     ----------

                                                                     $        -
                                                                      =========

                        KILKENNY ACQUISITION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)


                                                                  CUMULATIVE
                                                THREE MONTHS     FROM INCEPTION
                                               ENDED JUNE 30,   (APRIL 21, 1997)
                                            -------------------
                                                                   TO JUNE 30,
                                              2001       2000         2001
                                            --------   --------  ---------------
COSTS  AND  EXPENSES:
  General and administrative expenses       $    250   $    407      $ 2,184
                                             -------    -------       ------


NET  LOSS                                   $   (250)  $    407      $(2,184)
                                             =======    =======       ======


BASIC AND DILUTED NET LOSS PER COMMON SHARE $      -   $      -
                                             =======    =======


BASIC  AND  DILUTED  WEIGHTED  AVERAGE
  NUMBER OF COMMON SHARES OUTSTANDING        500,000    500,000
                                             =======    =======

                        KILKENNY ACQUISITION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                                  CUMULATIVE
                                                 SIX MONTHS      FROM INCEPTION
                                               ENDED JUNE 30,   (APRIL 21, 1997)
                                            -------------------
                                                                   TO JUNE 30,
                                              2000       1999         2000
                                            --------   --------  ---------------
COSTS  AND  EXPENSES:
  General and administrative expenses       $    865   $    997      $ 2,184
                                             -------    -------       ------


NET  LOSS                                   $   (865)  $   (997)     $(2,184)
                                             =======    =======       ======


BASIC AND DILUTED NET LOSS PER COMMON SHARE $      -   $      -
                                             =======    =======


BASIC  AND  DILUTED  WEIGHTED  AVERAGE
  NUMBER OF COMMON SHARES OUTSTANDING        500,000    500,000
                                             =======    =======

                        KILKENNY ACQUISITION CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                  CUMULATIVE
                                                 SIX MONTHS      FROM INCEPTION
                                               ENDED JUNE 30,   (APRIL 21, 1997)
                                            -------------------
                                                                   TO JUNE 30,
                                              2001       2000         2001
                                            --------   --------  ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net  loss                                 $    (865) $    (997)    $(2,184)
  Adjustments  to  reconcile  net  loss
    to  net  cash used  by  operating
    activities:                                     -          -           -
                                             --------   --------      ------

    Net cash used by operating activities        (865)      (997)     (2,184)
                                             --------   --------      ------


CASH FLOWS FROM INVESTING ACTIVITIES                -          -           -
                                             --------   --------      ------


CASH  FLOWS  FROM  FINANCING  ACTIVITIES:
  Issuance  of  common  stock                       -          -         500
  Capital  contributions                          865        997       1,684
                                             --------   --------      ------

    Net cash provided by
      financing  activities                       865        997       2,184
                                             --------   --------      ------

Net increase (decrease) in cash                     -          -           -
                                             --------   --------      ------

CASH,  BEGINNING  OF  PERIOD                        -          -           -
                                             --------   --------      ------

CASH,  END  OF  PERIOD                      $       -  $       -     $     -
                                             ========   ========      ======

                        KILKENNY  ACQUISITION  CORPORATION
                          (A  DEVELOPMENT  STAGE  COMPANY)
                     NOTES  TO  UNAUDITED  FINANCIAL  STATEMENTS
                                  JUNE  30,  2001


NOTE  A  -  BASIS  OF  PRESENTATION
------------------------------

      The accompanying unaudited financial statements of Kilkenny Acquisition Corp. (the "Company") have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. Operating results for the six months ended June 30, 2001 are not necessarily indicative of the results for any future period. These statements should be read in conjunction with the Company's audited financial statements and notes thereto for the year ended December 31, 2000.

NOTE  B  -  GOING  CONCERN
----------------------

      The  accompanying  financial  statements  have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. Additional capital infusion is necessary in order to acquire business opportunities. This factor raises substantial doubt about the Company's ability to continue as a going concern.

                          Independent Auditors' Report
                          ----------------------------


Board  of  Directors
Softstone,  Inc.


We have audited the accompanying balance sheet of Softstone, Inc. (a development stage company) as of June 30, 2001, and the related statements of operations, stockholders' equity (deficit), and cash flows for the year ended June 30, 2001, and the periods from October 7, 1998 (inception) through June 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not examine the financial statements of the Company prior to July 1, 2000, and these statements were audited by the other auditors whose report dated November 22, 2000, has been furnished to us and contained a paragraph describing their concerns regarding the ability of the Company to continue as a going concern.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Softstone, Inc., as of June 30, 2001, and the results of its operations and its cash flows for the year ended June 30, 2001, and the periods from October 7, 1998 (inception) through June 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, the Company has been in the development stage since its inception on October 7, 1998, and the primary activities include establishing its operations and raising capital to fund its activities. The Company incurred losses since inception to June 30, 2001, of $1,704,415 and its current liabilities exceeded its current assets by $212,064. Realization of a major portion of its assets and satisfaction of its liabilities is dependent upon the Company's ability to meet its future financing requirements and the success of future operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might arise as a result of this uncertainty.

HOGAN  &  SLOVACEK

/s/Hogan  &  Slovacek

Oklahoma  City,  Oklahoma
October  15,  2001

               Report of Independent Certified Public Accountants
               --------------------------------------------------

Board  of  Directors
Softstone  Inc.

We have audited the statements of operations, stockholders' equity (deficit), and cash flows of Softstone Inc. (a development stage company) for the year ended June 30, 2000 and the period from October 7, 1998 (inception) through June 30, 2000 (not presented). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Softstone Inc. for the year ended June 30, 2000 and the periods from October 7, 1998 (inception) through June 30, 2000 (not presented) in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, the Company has been in the development stage since its inception on October 7, 1998 and the primary activities include establishing its operations and raising capital to fund its activities. The Company incurred a loss of $1,109,180 for the year ended June 30, 2000 and its current liabilities exceeded its current assets by $438,995. Realization of a major portion of its assets is dependent upon the Company's ability to meet its future financing requirements and the success of future operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might arise as a result of this uncertainty.


GRANT  THORNTON  LLP


/s/Grant  Thornton  LLP

Oklahoma  City,  Oklahoma
November  22,  2000

                                 SOFTSTONE, INC
                                 --------------
                          (A DEVELOPMENT STAGE COMPANY)
                          -----------------------------
                                  BALANCE SHEET
                                  -------------
                                  JUNE 30, 2001
                                  -------------


                                     ASSETS
                                     ------

Current  Assets:
     Cash  and  cash  equivalents                          $      12,673
     Prepaid  expenses                                             4,473
                                                           -------------

     Total  Current  Assets                                       17,146
                                                           -------------

Property  and  Equipment,  net                                   490,644
                                                           -------------

Other  Assets:
     Patent,  net  of  amortization                               94,444
     Deposits  and  other  assets                                  8,116
                                                           -------------
     Total  Other  Assets                                        102,560
                                                           -------------

     Total  Assets                                         $     610,350
                                                           =============


                      LIABILITIES AND STOCKHOLDER'S EQUITY
                      ------------------------------------

Current  Liabilities:
     Accounts  Payable                                     $      16,998
     Accrued  Expenses                                            19,981
     Current  portion  of  long-term  debt                       192,231
                                                           -------------

     Total  Current  Liabilities                                 229,210
                                                           -------------

Long-Term  Debt,  less  current  portion                          24,125
                                                           -------------

Loans  from  Stockholders                                        424,416
                                                           -------------

Stockholder's  Equity:
     Common stock-par value $.001:  30,000,000 shares
     authorized 4,486,053 shares issued and outstanding            4,486
     Additional  paid-in  capital                              1,632,528
     Deficit accumulated during the development stage         (1,704,415)
                                                           -------------

     Total  Stockholder's  Equity                                (67,401)
                                                           -------------

     Total  Liabilities  and  Stockholder's  Equity        $     610,350
                                                           =============

   The accompanying notes are an integral part of these financial statements.

                          (A DEVELOPMENT STAGE COMPANY)
                          -----------------------------
                            STATEMENTS OF OPERATIONS
                            ------------------------
             FROM OCTOBER 7, 1998 (INCEPTION) THROUGH JUNE 30, 2001
             ------------------------------------------------------
                 AND FOR THE YEARS ENDED JUNE 30, 2001 AND 2000
                 ----------------------------------------------


                                                            From October 7, 1998
                                    Year Ended June 30,     (inception) through
                                    2001          2000         June 30, 2001
                                ----------     ----------   ---------------------
Revenues                        $   30,087     $    4,098        $   34,185

Operating Costs and Expenses:
  General, selling and
    administrative                 401,548      1,091,642         1,687,953
                                ----------     ----------        ----------
     Operating  (loss)            (371,461)    (1,087,544)       (1,653,768)


Other  Expense:
     Interest                       26,348         21,636            50,647
                                ----------     ----------        ----------

     Loss before income taxes     (397,809)    (1,109,180)       (1,704,415)

Provision  for income taxes              -              -                 -
                                ----------     ----------        ----------

     Net  Loss                    (397,809)    (1,109,180)       (1,704,415)
                                ==========     ==========        ==========

Net (loss) per share            $    (0.06)    $    (0.19)       $    (0.30)
                                ==========     ==========        ==========

Average common shares
  outstanding                    6,629,351      5,970,590         5,591,388
                                ==========     ==========        ==========

   The accompanying notes are an integral part of these financial statements.

                                 SOFTSTONE, INC
                                 --------------
                          (A DEVELOPMENT STAGE COMPANY)
                          -----------------------------
                            STATEMENTS OF CASH FLOWS
                            ------------------------
             FROM OCTOBER 7, 1998 (INCEPTION) THROUGH JUNE 30, 2001
             ------------------------------------------------------
                 AND FOR THE YEARS ENDED JUNE 30, 2001 AND 2000
                 ----------------------------------------------


                                                            From October 7, 1998
                                    Year Ended June 30,     (inception) through
                                      2001        2000         June 30, 2001
                                  ----------   ----------   ---------------------
Cash flows from operating
  activities:
    Net  loss                     $ (397,809)  $(1,109,180)      $(1,704,415)

    Adjustments to reconcile
      net  loss  to net cash
      used by operating
      activities:
        Depreciation and
          amortization                82,230        53,236           137,795
        Non-cash  compensation             -       443,750           487,332
        Write-off of samples          11,712             -            11,712

Change in assets and liabilities:
      (Increase) in other
        current  assets               (4,473)            -           (24,517)
      (Increase) in other assets           -       (12,779)                -
      Increase (decrease) in
        accounts  payable            (12,081)        3,420            10,129
      Increase (decrease) in
        accrued  expenses             (2,717)       25,366            25,236
                                  ----------   -----------       -----------

      Net cash used by
        operating  activities       (323,138)     (596,187)       (1,056,728)
                                  ----------   -----------       -----------

Cash  flows  from  investing
   activities:
      Purchase of property
        and  equipment               (31,380)     (369,299)         (419,859)
      Other                             (384)            -              (384)
                                  ----------   -----------       -----------
      Net cash used by
        investing  activities        (31,764)     (369,299)         (420,243)
                                  ----------   -----------       -----------

Cash flows from financing
  activities:
      Investments by stockholders    250,941             -            250,941
      Proceeds from borrowings        75,360       133,012            320,752
      Payments  on  borrowings      (130,937)      (19,450)          (155,134)
      Issuance of stock pursuant
        to  offering                 164,640       852,052          1,073,085
                                  ----------   -----------       ------------

      Net cash provided by
        financing  activities        360,004       965,614          1,489,644
                                  ----------   -----------       ------------

Net increase in cash and
  cash  equivalents                    5,102           128             12,673

Cash and cash equivalents
  at  beginning  of  period            7,571         7,443                  -
                                  ----------   -----------       ------------

Cash and cash equivalents
  at  end  of  period             $   12,673   $     7,571       $     12,673
                                  ==========   ===========       ============

Supplemental cash flow
  information:
    Cash paid during the
    period  for  interest         $   12,953   $         -       $     13,452
                                  ==========   ===========       ============

Cash paid during the
  period for income taxes         $        -   $         -       $          -
                                  ==========   ===========       ============


   The accompanying notes are an integral part of these financial statements.

                                 SOFTSTONE, INC
                                 --------------
                          (A DEVELOPMENT STAGE COMPANY)
                          -----------------------------
                            STATEMENTS OF CASH FLOWS
                            ------------------------
                                  (CONTINUED)
                                  -----------
             FROM OCTOBER 7, 1998 (INCEPTION) THROUGH JUNE 30, 2001
             ------------------------------------------------------
                 AND FOR THE YEARS ENDED JUNE 30, 2001 AND 2000
                 ----------------------------------------------



SUPPLEMENTAL  DISCLOSURES  OF  NON-CASH  INVESTING  AND  FINANCING  ACTIVITIES:

     During  the  year  ended  June  30,  2000:

     The Company acquired a vehicle in exchange for stock valued at $12,500 and converted $34,250 of short-term notes payable to stock as part of the private placements.

     During  the  year  ended  June  30,  2001:

     1.  Common  stock  was  issued  for  office  equipment  valued  at $18,525.
     2. Common stock, pursuant to the merger agreement, was contributed to the Company and cancelled by certain insider owners totaling 3,947,698 shares.
     3. Common stock totaling 522,961 shares was issued to insiders for services rendered toward the merger activity and issuance of common stock for cash.
     4. 300,000 shares of common stock were issued for patent rights acquired from a related company with debt forgiveness resulting from the transaction.













   The accompanying notes are an integral part of these financial statements.

                                 SOFTSTONE, INC
                                 --------------
                          (A DEVELOPMENT STAGE COMPANY)
                          -----------------------------
                  STATEMENTS OF STOCKHOLDER'S EQUITY (DEFICIT)
                  --------------------------------------------
             FROM OCTOBER 7, 1998 (INCEPTION) THROUGH JUNE 30, 2001
             ------------------------------------------------------
                 AND FOR THE YEARS ENDED JUNE 30, 2001 AND 2000
                 ----------------------------------------------

                                                                          Deficit
                                                                         Accumulated
                                                            Additional     During
                                          Common Stock        Paid-in     Development     Unearned
                                        Shares    Amounts     Capital       Stage       Compensation
                                      ---------  ---------  ----------   ------------   ------------
Issuance of common stock for cash
  (October 7, 1998 - inception)       5,000,000   $ 5,000    $   51,100   $         -      $      -

Stock  issued  for cash of $293
  and contributed services              292,500       293        43,582             -             -

Net  loss                                     -         -             -      (197,426)            -
                                      ---------   -------    ----------   -----------      --------

Balance,  June  30,  1999             5,292,500     5,293        94,682      (197,426)            -

Stock issued in exchange for
  services ($0.85/share)
  (August  1,  1999)                    250,000       250       212,250             -             -

Stock issued for services and
  vehicle ($1.00/share)
  (August  24,  1999)                    22,500        22        22,478             -             -

Warrants issued to employees
  (October 1, 1999)                           -         -        75,000             -       (75,000)

Stock issued for settlement of
   short-term  notes  payable
   ($34,250) and cash of $16,903
   ($1.00/share) (August 31
   through  December  29,  1999)        400,000       400       382,697             -             -

Stock issued in exchange for
  services ($1.00/share)
  (October 28 through December 1,
  1999)                                 210,000       210       209,790             -             -

Stock issued for cash, net of
  offering  costs  of  $25,783
  ($1.25/share)  (February  7
  through  May  31,  2000)              423,190       423       502,782             -             -

Amortization of unearned
  compensation                                -         -             -             -        11,250

Net  loss                                                                  (1,109,180)
                                      ---------   -------    ----------   -----------      --------

Balance,  June  30,  2000             6,598,190     6,598     1,499,679    (1,306,606)      (63,750)

Stock issued for cash at
  $1.25/share (July 1 through
  July 31, 2000)                         42,500        43        53,082             -             -

Unearned warrants granted to
  employee  upon  termination
     August  9,  2000                         -         -       (63,750)            -        63,750

Warrants  exercised
  (August  10,  2000)                   675,000       675             -             -             -

Stock issued in exchange for patent
  ($0.33/share)  (August  11,  2000)    300,000       300        21,622             -             -

Stock issued in exchange for
  office  equipment ($1.03/share)
  (August  12,  2000)                    18,000        18        18,507             -             -

Stock contributed back to Company by
  principals  (April  4,  2001)      (3,947,698)   (3,948)        3,948             -             -

Stock issued in exchange for service
  ($0.10/share) (April 20 through
  April  23,  2001)                     522,961       523        51,773             -             -

Stock issued in exchange for cash
  ($0.40/share) (June 1 through
  June 30, 2001) net of offering
  costs $62,896                         277,100       277        47,667             -             -

Net  loss                                                                    (397,809)
                                      ---------   -------    ----------   -----------      --------

Balance,  June  30,  2001             4,486,053   $ 4,486    $1,632,528   $(1,704,415)      $     -
                                      =========   =======    ==========   ===========       =======

   The accompanying notes are an integral part of these financial statements.

                                SOFTSTONE, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                             June 30, 2001 and 2000


1.   NATURE  OF  OPERATIONS  AND  SUMMARY  OF  ACCOUNTING  POLICIES

     Softstone, Inc. (the "Company"), a development stage company, was formed to manufacture a patented rubber product used in the road and building construction industries and has been in the development stage since inception (October 7, 1998). The Company plans to create rubber modules entirely from recycled tires which can be used in the construction of roads, driveways, decks, and other types of walkways. Its principal activities have consisted of financial planning, establishing sources of production and supply, developing markets, and raising capital. Its principal operations have not started and the Company has no present sources of significant revenues. Realization of a major portion of its assets and satisfaction of its liabilities is dependent upon the Company's ability to meet its future financing requirements and the success of future operations. These factors raise substantial doubt about the Company's ability to continue as a going concern (see Note 7 for more information regarding these matters). The financial statements do not include any adjustments that might arise as a result of this uncertainty.

     On October 7, 1998, Soft Stone Building Products, Inc. ("SSBI" - an Oklahoma corporation and predecessor to the Company) was incorporated. Effective May 31, 1999, SSBI was merged with and into Softstone, Inc. (incorporated January 28, 1999 under the laws of the State of Delaware) and SSBI was subsequently dissolved. Each share of previously outstanding common stock was converted into 2,500 shares of common stock of the new entity and the new capitalization is reflected in the accompanying financial statements as if it had occurred at the beginning of the period presented.

     Cash  and  Cash  Equivalents
     ----------------------------

     The Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

     Property  and  Equipment
     ------------------------

     Property and equipment are stated at cost. Expenditures for repairs and maintenance are charged to expense as incurred. Upon sale, retirement, or other disposition, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in operations for the period. The Company depreciates property and equipment using the straight-line method over their estimated useful lives ranging from five to ten years.

     Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses are recognized based upon the estimated fair value of the asset. Being a development stage company, the Company does not believe any of its property and equipment is impaired.

     Patent  and  Patent  License  Agreement
     ---------------------------------------

     Patent rights were acquired for the manufacturing process and are amortized using the straight-line method over fifteen years. These patent rights were fully acquired in August, 2000, in exchange for 300,000 shares of common stock, forgiveness of debt and assumption of additional debt.

     Revenue  Recognition
     --------------------

     The Company currently has no significant revenues as it is still in the development stage.

     Income  Taxes
     -------------

     Deferred income taxes are provided on temporary differences between the tax basis of an asset or liability and its reported amount in the financial statements that will result in taxable or deductible amounts in future years. Deferred income tax assets or liability are determined by applying the presently enacted tax rates and laws.

     Fair  Value  of  Financial  Instruments
     ---------------------------------------

     The carrying amount of all financial instruments at June 30, 2000 and 2001, which consist of various notes and loans payable, approximate their fair values.

     Earnings  Per  Share
     --------------------

     Earnings per share is computed based on the weighted average number of common shares outstanding for the year. The Company has experienced losses from operations since inception. Accordingly, no dilutive computations are required as such computations would be anti-dilutive. At June 30, 2000, warrants to purchase 820,000 shares of common stock were excluded from the computation of dilutive earnings per share because their inclusion would have been anti-dilutive.

     Use  of  Estimates
     ------------------

     In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

2.     PROPERTY  AND  EQUIPMENT

     Property  and  equipment  consist  of  the  following  at  June  30,  2001:

          Furniture  and  computer  equipment               $  44,029
          Production  and  other  equipment                   512,318
          Vehicles                                             59,869
                                                            ---------

                                                              616,216
          Less:  Accumulated  depreciation
                 and  amortization                           (125,572)
                                                            ---------

                                                            $ 490,644
                                                            =========

3.   NOTES  PAYABLE

     Notes payable consist of the following at June 30, 2001:

          Revolving note payable to bank; interest
          due  monthly at  10%  (variable);  due
          December  4,  2001                                          $  80,358

          Notes  payable  to  stockholder,  8%
          interest  rate agreed  to  be  due  after
          June  30,  2002                                               258,537

          Bank  term  loan;  9.5%  interest  rate;
          guaranteed  by principal  stockholder  due
          September  23,  2001                                           65,000

          Note  payable  to  finance  vehicle,  9.5%
          interest  rate, maturing  July  15,  2005,
          collaterized  by  vehicle                                      19,638

          Refinanced  bank  term  loan;  payable  on
          demand  or in  semiannual  payments  of  $6,485,
          including  interest at  8%  (variable);
          collateralized  by  equipment, accounts  receivable
          and  intangibles  and  guaranteed by  the  principal
          stockholder  of  the  Company,  due July  15,  2005            41,000

          Note  payable  to  bank,  collateralized  by
          tractor,  9%, variable  payable  in  60  monthly
          installments  beginning July  29,  2001                        10,360

          Note  payable  to  stockholder;  no  interest
          rate;  agreed to  be  due  after  June  30,  2002             165,879
                                                                      ---------

                                                                        640,772
                                                                      ---------

Less:  current  portion                                                 192,231
                                                                      ---------

Long-term  debt                                                      $  448,541
                                                                     ==========

The following is a summary of maturities of principal under long-term debt for years ending June 30:

                              2002                 $  192,231
                              2003                    430,864
                              2004                      7,079
                              2005                      8,096
                              2006                      2,502
                                                   ----------

                                                   $  640,772
                                                   ==========

4.   COMMON  STOCK  AND  WARRANTS

     On January 28, 1999, the Company issued 395,000 warrants and on July 1, 1999, issued 275,000 additional warrants to several stockholders of the Company. Each warrant gives the holder the right to purchase one share of common stock at a price of $.50 per share at any time on or before January 28, 2004. The fair value of each warrant, estimated on the date of grant using the minimum value method, is nominal.

     During October 1999, the Company issued warrants to purchase 150,000 shares of common stock at $.50 per share to two employees. The warrants vest over a five-year period and resulted in compensation of $75,000, of which $63,750 was unearned at June 30, 2000, and will be recognized over the remaining vesting period. The fair value of these warrants does not exceed the compensation cost recognized for financial reporting. During the fiscal year end June 30, 2001, the one employee terminated and another exercised his warrants with paid-in capital charged for the unearned compensation. At June 30, 2001, a total of 145,000 warrants remained outstanding.

     During August 2000, the Company purchased office equipment by issuing 18,000 shares of its common stock and recording the office equipment at its estimated fair value based on invoiced cost of $1.03 for each share of stock issued. The Company also issued 300,000 shares of its common stock to acquire all the patent rights for its production process, recording as cost of the newly acquired rights the estimated predecessor cost of the patent rights acquired, and stockholders exercised their rights to acquire 675,000 shares of common stock at par value.

     In April 2001, pursuant to the merger agreement discussed in Note 7 certain insider stockholders contributed back to the Company 3,947,698 shares of their common stock, and this common stock was cancelled, and 522,961 shares of common stock valued at $ .10 was issued to consultants and an attorney for services rendered in acquiring capital and facilitating the merger.

     Compensation
     ------------
     During August 1999, the Company entered into employment contracts with two key employees, resulting in the issuance of 250,000 shares of the Company's common stock. Such contracts are for a term of 12 months and contain a vesting provision requiring the employees, in the event of early termination of employment, to either surrender to the Company the pro rata unearned portion of the stock issued or to purchase the stock at a price of $.85 per share. Additionally, the Company issued 22,500 shares of stock to another employee in exchange for a vehicle and services that vested immediately. Also, the Company issued 210,000 shares of stock to employees and non-employees in exchange for services that vested immediately. These agreements result in compensation expense of approximately $432,500 recognized  by  the  Company  during  fiscal  2000.

     Stock  Offering
     ---------------
     Pursuant to Rule 504 of Regulation D ("504 offering") of the Securities Act of 1933, the Company offered for sale 400,000 shares of its common stock for $1.00 per share under an Offering Memorandum dated August 24, 1999. The Company offered 480,000 shares of common stock under a second 504 offering for $1.25 per share, of which 423,190 have been sold as of June 30, 2000. During the fiscal year ended June 30, 2001, an additional 42,500 shares were sold in connection with the second offering.

     In May 2001, the Company, pursuant to Rule 504, offered 625,000 shares of common stock at $.40 per share and prior to June 30, 2001, 277,100 shares were issued. Offering costs of this offering totaled $62,896 of which $52,296 related to the shares of stock issued for services mentioned above.

5.     INCOME  TAXES

     The Company's effective income tax benefit differed from the benefit computed using the federal statutory tax rate as follows:

                                                                  Period from
                                                                October 7, 1998
                                    Year Ended June 30,     (inception) through
                                    2001          2000          June 30, 2001
                                 ----------    ----------   --------------------
     Income tax benefit at
       federal statutory  rate   $  135,256    $  377,121          $  579,502
     Nondeductible  expenses         (1,700)        8,580               5,870
     Other, including
       graduated rates                    -        29,190              23,321
     Change  in  valuation
       allowance                   (133,556)     (414,891)           (608,693)
                                 ----------    ----------          ----------

                                 $        -    $        -          $        -
                                 ==========    ==========          ==========

     Components  of  deferred  tax  assets  at  June  30,  2001, are as follows:

          Assets
            Net operating loss carryforward                 $  608,693
            Valuation  allowance                              (608,693)
                                                            ----------

                                                            $        -
                                                            ==========

     The valuation allowance increase $414,891 for the year ended June 30, 2000, and $133,556 for the years ended June 30, 2001.

     A valuation allowance is provided for deferred tax assets when it is more likely than not that some portion or all of the deferred tax assets will not be realized. At June 30, 2001 and 2000, the Company had a net deferred tax asset mainly related to a net operating loss carryforward from operating losses incurred. As such carryforward can only be used to offset future taxable income, management has fully reserved this net deferred tax asset with a valuation allowance until it is more likely than not that taxable income will be generated. Net operating loss carryforwards can be carried forward for twenty years subject to certain limitations and they begin to expire for the Company in the year 2019.

6.   RELATED  PARTY  TRANSACTIONS

     In August 2000, the Company completed its acquisition of the patent rights to its production process. This transaction involved the issuance of 300,000 shares of common stock to a corporation owned by stockholders of the Company. Office equipment was acquired from a stockholder for the issuance of common stock and certain shareholders contributed their common stock which was cancelled to facilitate the merger discussed in Note 7. Most of the equipment used in the Company manufacturing process was purchased from a company controlled by a shareholder of the Company.

7.   SUBSEQUENT  EVENT

     The Company has agreed to participate in a plan of reorganization involving Kilkenny Acquisition Corp. (Kilkenny) whereby the Company, upon merger, is the survivor and controls the board of directors. To facilitate the merger and acquire additional capital, the Company is committed to use certain of the Company stock for all the common stock of Kilkenny. In connection with this merger, on April 4, 2001, certain insider shareholders of the Company contributed 3,947,686 of their common stock to the Company and effectively reduced the then outstanding shares of stock to 3,685,992. Subsequent issues of common stock for cash and services increased the outstanding stock of the Company to 4,590,646. The issuance of the above mentioned shares of the Company's common stock on the merger date, July 24, 2001, increased the Common stock of the Company to 5,669,033 with the Company shareholders, prior to the merger, owning approximately 81% of the outstanding shares of the merged Company.

                                 SOFTSTONE Inc.
                          Pro Forma Statement of Income
                        Fiscal Year Ended June 30, 2001

                                           Kilkenny
                                          Acquisition
                         Softstone Inc.      Corp.       Pro Forma    Pro Forma
                         (Historical)     (Historical)  Adjustments    Combined
                         --------------   ------------  -----------   ---------
Revenues                   $  30,087         $    0                   $  30,087

Operating expenses           401,548          1,255                     402,803
                           ---------         ------        ------     ---------

Loss from operations        (371,461)        (1,255)                   (372,716)

Other expenses                26,348              0                      26,348
                           ---------         ------        ------     ---------

Net loss before taxes       (397,809)        (1,255)                   (399,064)

Provision for income taxes         0              0                           0
                           ---------         ------        ------     ---------

Net income (loss)          ($397,809)       ($1,255)       $    0     ($399,064)
                           =========         ======        ======     =========

Weighted  average
 earnings per share           ($0.05)        ($0.00)                     ($0.05)
                           =========         ======        ======     =========


NOTE:

Loss per share data shown above are based on the weighted average number of common shares outstanding for the year. Weighted average number of shares outstanding for the combined entity includes all shares issued as of June 30, 2001 as if outstanding as of the beginning of the period. Dilutive computations are not required since the Company had loss for the current year.

                                 SOFTSTONE INC.
                   Pro Forma Statement of Financial Condition
                                  June 30, 2001

                                           Kilkenny
                                          Acquisition
                         Softstone Inc.      Corp.       Pro Forma   Pro Forma
                         (Historical)     (Historical)  Adjustments   Combined
                         --------------   ------------  -----------  ---------
Assets
Current assets           $    17,146         $    0                  $  17,146

Property and equipment       490,644              0                    490,644

Other assets                 102,560              0                    102,560
                         -----------         ------        ------    ---------

Total Assets                 610,350              0                    610,350


Liabilities and
Stockholders'  Deficit
Current liabilities          229,210              0                    229,210

Long-term liabilities        448,541              0                    448,541

Common stock                   4,486            500           578        5,564

Additional paid-in
capital                    1,632,528          2,481        (3,559)   1,631,450

Retained  earnings
(deficit)                 (1,704,415)        (2,981)        2,981   (1,704,415)
                         -----------         ------        ------    ---------

Total Liabilities and
  Stockholders' Deficit  $   610,350         $    0        $   0    $  610,350
                         ===========         ======        =====    ==========

(b)     Exhibits.

          2 Agreement and Plan of Reorganization of July 24, 2001 between Softstone, Inc. and Kilkenny Acquisition Corp.*

          3             Certificate  of  Incorporation  of  Softstone  Inc.*

          3.1           Bylaws  of  Softstone,  Inc.*

         10 Lease Agreement of February 1, 2000, between Ardmore Development Authority, as lessor, and Softstone, Inc., as lessee.*

         10.1 Scrap Tire Disposal Agreement of January 11, 2000, between Michelin North America, Inc., and Softstone, Inc.*

         10.2           Letter  of  intent  of   May  1,  2001,  of  Little  Elm
                        Independent School District regarding the Little Elm Walking Trail.*

         16             Letter  of  August  8,  2001  of Baron Accountancy Corp.
                        agreeing with the statements made in this Form 8-K by Softstone, Inc., concerning Softstone's change of principal independent accountants.*

         16.1           Letter  of  August  27,  2001  of  Grant  Thornton  LLP.
                        agreeing with the statements made in this Form 8-K by Softstone, Inc., concerning Softstone's change of principal independent accountants.**

         99             United  States  Patent  No.  5,714,219.*

         *     Previously  filed  with  Form  8-K  August  8,  2001   Commission
               File No. 000-29523;  incorporated  by  reference.

         **    Previously  filed  with  Form   8-K  August  27,  2001 Commission
               File No. 000-29523;  incorporated  by  reference.

Item  8.  Change  in  Fiscal  Year.
-----------------------------------

     As reported above in Item 5, Softstone became the successor issuer to Kilkenny for reporting purposes under the Securities and Exchange Act of 1934 and elected to report under the Act effective July 24, 2001. In this regard, on July 24, 2001, Softstone, Inc., as the successor to Kilkenny Acquisition Corp., determined to change the fiscal year from that used in the most recent filing by Kilkenny with the Commission. The date of the new fiscal year end shall be June
30. Softstone's Form 10-KSB to be filed for the fiscal year ended June 30, 2001, shall be the report covering the transition period.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Softstone,  Inc.


October  __,  2001                        By/s/  Keith  B.  Boyd
                                            ------------------------------------
                                            Keith  B.  Boyd,  President
                                              and  Director

                         FULLER, TUBB, POMEROY & STOKES
                           A PROFESSIONAL CORPORATION
                                ATTORNEYS AT LAW
                      201 ROBERT S. KERR AVENUE, SUITE 1000
                            OKLAHOMA CITY, OK 73102
G.  M.  FULLER  (1920-1999)                              TELEPHONE  405-235-2575
JERRY  TUBB                                              FACSIMILE  405-232-8384
DAVID  POMEROY
TERRY  STOKES
   _____

OF  COUNSEL:
MICHAEL  A.  BICKFORD
THOMAS  J.  KENAN
ROLAND  TAGUE
BRADLEY  D.  AVEY

                                October 25, 2001



Office  of  Small  Business
Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  DC   20549

ATTENTION:          Tia  Jenkins
                    Senior  Assistant  Chief  Accountant

                    Re:     Softstone,  Inc.
                            File  No.  0-29523
                            Form  8-K  filed  on  August  8,  2001

Gentlemen:

In response to your comment letter of August 22, 2001, Softstone Inc. is filing its Amendment No. 1 to Form 8-K. Amendment No. 1 contains the required financial statements and pro forma financial statements that give effect to the merger.

If you have any questions that might be properly handled by conversing with the undersigned, please do so at my telephone number 405-235-2575, fax number 405-232-8384, or e-mail at kenan@ftpslaw.com.

                              Sincerely,

                              /s/Thomas  J.  Kenan

                              Thomas  J.  Kenan
                              e-mail:  kenan@ftpslaw.com

cc:     Keith  P.  Boyd,  President